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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                               -----------------

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR (g) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                               -----------------

                              Del Webb Corporation
             (Exact Name of Registrant as specified in its charter)

                   Delaware                                  86-007724
(State of Incorporation of organization)       (I.R.S. Employee Identification No.)


  6001 North 24th Street, Phoenix AZ                         85016
(Address of principal executive offices)                   (Zip Code)


If this Form relates to the registration        If this Form relates to the registration
of a class of debt securities and is            of a class of debt securities and is to
effective upon filing pursuant to               become effective simultaneously with
General Instruction A(c)(1) please              the effectiveness of a concurrent
check the following box.   [X]                  registration statement under the
                                                Securities Act of 1933 pursuant to
                                                General Instruction A(c)(2) please
                                                check the following box.   [  ]


Securities to be registered pursuant to Section 12(b) of the Act:

  Title of each class                              Name of each exchange on which
  to be so registered                              each class is to be registered
-----------------------                            ------------------------------

9 3/8% Senior Subordinated                           New York Stock Exchange
Debt Securities due 2009


Securities to be registered pursuant to Section 12(g) of the Act:

        None





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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        The information called for by this item is incorporated herein by reference to the information set forth under the caption "Description of Securities" in the prospectus included in the Registrant's Registration Statement on Form S-3 (Registration No. 333-35475) filed on September 12, 1997 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the corresponding section of any Prospectus Supplement relating to the securities subsequently filed pursuant to Section 424 of the Act.

ITEM 2. EXHIBITS.

        The following exhibits are filed as part of this Registration Statement:

        1. Specimen Debenture(1)

        2. Form of Indenture(2)

                                   SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: May 6, 1998

                                        DEL WEBB CORPORATION


                                        By:   /s/ Robertson C. Jones
                                           -------------------------------------
                                                      Robertson C. Jones
                                                        Vice President
                                                      and General Counsel

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(1) Previously filed as Exhibit A to Exhibit 4.2 to the Registrant's
    Registration Statement on Form S-3 (File No. 333-35475).

(2) Previously filed as Exhibit 4.2 to the Registrant's Registration Statement on Form S-3 (File No. 333-35475).

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                                 EXHIBIT INDEX

EXHIBIT NO.                     DESCRIPTION            SEQUENTIALLY NUMBERED PAGE
-----------                     -----------            --------------------------
    1                     Specimen Debenture(1)                 N/A

    2                     Form of Indenture(2)                  N/A


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(1) Previously filed as Exhibit A to Exhibit 4.2 to the Registrant's
    Registration Statement on Form S-3 (File No. 333-35475).

(2) Previously filed as Exhibit 4.2 to the Registrant's Registration Statement on Form S-3 (File no. 333-35475).